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                               THE ANALYTIC SERIES FUND


                      SUPPLEMENT TO PROSPECTUS DATED MAY 1, 1995


       For the year ending December 31, 1996, the Adviser has voluntarily agreed to reimburse expenses of the Fund, including advisory fees (but excluding interest, taxes, and extraordinary expenses) that exceed 0.60%, 0.80% and 1.00% of average daily net assets for the Short-Term Government, Master Fixed Income, and Enhanced Equity Portfolios, respectively.



                            Dated:        December 22, 1995